Selected Balance Sheet Detail (Tables)	12 Months Ended
Dec. 31, 2021
Selected Balance Sheet Detail.
Schedule of Property and Equipment

Property and equipment consisted of the following at December 31, 2021 and 2020 (in thousands):

	2021	2020
Laboratory equipment	$584	$584
Computer hardware and software	82	69
	666	653
Accumulated depreciation and amortization	(549)	(479)
Property and equipment, net	$117	$174